UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2008

HSN, Inc.

(Exact name of registrant as specified in charter)

Delaware

001-34061

26-2590893

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 HSN Drive, St. Petersburg, FL		33729
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (727) 872-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Following the close of The Nasdaq Stock Market on August 20, 2008, IAC/InterActiveCorp (“IAC”) completed the spin-off (the “Spin-Off”) of HSN, Inc. (“HSNi”), Interval Leisure Group, Inc. (“ILG”), Ticketmaster and Tree.com, Inc. (“Tree.com,” and collectively with HSNi, ILG and Ticketmaster, the “Spincos”) to IAC shareholders.  Prior to the Spin-Off, each of the Spincos was a wholly-owned subsidiary of IAC.  In connection with the Spin-Off, IAC and the Spincos entered into the following agreements (collectively, the “Spin-Off Agreements”):

•      a Separation and Distribution Agreement that sets forth the arrangements among IAC and each of the Spincos regarding the principal transactions necessary to separate each of the Spincos from IAC, and that governs certain aspects of the relationship of a Spinco with IAC and the other Spincos after the Spin-Off;

•      a Tax Sharing Agreement that governs the respective rights, responsibilities and obligations of IAC and each Spinco after the Spin-Off with respect to tax periods ending on or before the Spin-Off, including tax liabilities and benefits, tax attributes, tax contests and other matters regarding income taxes, other taxes and related tax returns;

•      an Employee Matters Agreement that covers a wide range of compensation and benefit issues, including the allocation among IAC and the Spincos of responsibility for the employment and benefit obligations and liabilities of each company’s current and former employees (and their dependents and beneficiaries), as well as the provision of health and welfare benefits to employees of each Spinco (the costs of which will be borne by each Spinco) pursuant to IAC’s employee benefit plans through the end of 2008; and

•      a Transition Services Agreement that governs the provision of transition services among IAC and the Spincos.

The section of the prospectus dated August 20, 2008 (the “Prospectus”), forming part of Post-Effective Amendment No.1 to HSNi’s registration statement on Form S-1, as amended (SEC File No. 333-152697) (the “Registration Statement”), entitled “Certain Relationships and Related Party Transactions—Relationships Among IAC and the Spincos,” which describes the material terms of the Spin-Off Agreements, is incorporated herein by reference.   These descriptions are qualified by reference in their entirety to the full text of the Spin-Off Agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this report on Form 8-K.

Also in connection with the Spin-Off, pursuant to a Spinco Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), dated as of August 20, 2008, among HSNi, IAC, Liberty Media Corporation (“Liberty”) and a subsidiary of Liberty that holds shares of IAC common stock and IAC Class B common stock (together with Liberty, the “Liberty Parties”), HSNi (i) assumed from IAC all rights and obligations providing for post-Spin-Off governance and other arrangements at HSNi under the Spinco Agreement, dated May 13, 2008, among IAC, Liberty and affiliates of Liberty that held shares of IAC common stock and/or Class B common stock at the time such Spinco Agreement was entered into and (ii) as required by the

Spinco Agreement, entered into a registration rights agreement with the Liberty Parties (the “Registration Rights Agreement”).

The sections of the Prospectus entitled “Certain Relationships and Related Party Transactions—Spinco Agreement” and “—Registration Rights Agreement,” which describe the material terms of the Spinco Agreement and the Registration Rights Agreement, respectively, are incorporated herein by reference.  These descriptions are qualified by reference in their entirety to the full text of the Spinco Agreement, which is filed as Exhibit 10.4 to the Registration Statement, and the Registration Rights Agreement and Assignment and Assumption Agreement, which are filed as Exhibits 10.5 and 10.6, respectively, to this report on Form 8-K.

ITEM 2.01.       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Item 1.01 of this report on Form 8-K is incorporated herein by reference.  In connection with certain internal restructuring steps implemented in contemplation of and in order for IAC to complete the Spin-Off of HSNi and the other Spincos, on August 19, 2008, IAC and certain of its subsidiaries transferred to HSNi their ownership interests in those entities and assets through which the businesses of HSNi will be conducted, and the assets of HSNi are held, following the completion of the Spin-Off.

ITEM 2.03.       CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Item 1.01 of this report on Form 8-K is incorporated herein by reference.  In connection with the Spin-Off, on August 20, 2008, HSNi distributed approximately $327 million in cash to IAC.  This distribution was funded through a combination of a borrowing of $150 million of term loans (the “Term Loans”) on August 20, 2008, pursuant to the Credit Agreement entered into by HSNi on July 25, 2008 (the “Credit Agreement”), and the net proceeds from the private placement by HSNi of $240 million aggregate principal amount of 11.25% senior unsecured notes due 2016 (the “HSNi Notes”) issued pursuant to an Indenture between HSNi and The Bank of New York Mellon on July 28, 2008 (the “Indenture”).  On August 20, 2008, each of HSNi’s direct and indirect domestic subsidiaries became a party to the Credit Agreement as a guarantor of HSNi’s obligations and pledged certain of its assets as security for those obligations, and such subsidiaries also became guarantors of HSNi’s obligations under the HSNi Notes pursuant to a Supplemental Indenture to the Indenture, a copy of which is filed as Exhibit 4.1 to this report on Form 8-K.  The section of the Prospectus entitled “Transfers to IAC and Financing,” which describes the distribution to IAC and the material terms of the agreements that govern the Term Loans and HSNi Notes, is incorporated herein by reference.  The descriptions of the Credit Agreement and HSNi Notes are qualified by reference in their entirety to the full text of the Credit Agreement and the Indenture, which were filed as Exhibit 10.12 and Exhibit 10.13, respectively, to the Registration Statement.

ITEM 5.01.       CHANGE IN CONTROL OF THE REGISTRANT.

Item 1.01 of this report on Form 8-K is incorporated herein by reference.  Prior to the completion of the Spin-Off, IAC was the sole stockholder of HSNi.  To implement the Spin-Off, IAC distributed all of the outstanding shares of common stock of HSNi and the other Spincos to holders of IAC common stock and Class B common stock.  While Mr. Barry Diller controlled

HSNi prior to the completion of the Spin-Off indirectly through his control of IAC, Mr. Diller no longer controls HSNi following the completion of the Spin-Off.

The sections of the Prospectus entitled “Certain Relationships and Related Party Transactions—Agreements with Liberty Media Corporation” and “—Spinco Agreement,” which describe HSNi’s post-Spin-Off governance arrangements and the material terms of the Spinco Agreement, are incorporated herein by reference.   This description of the Spinco Agreement is qualified by reference in its entirety to the full text of the Spinco Agreement, which is filed as Exhibit 10.4 to the Registration Statement.

ITEM 5.02.       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Election of Members to the HSNi Board of Directors

Item 1.01 of this Form 8-K is incorporated herein by reference.  On August 20, 2008, immediately preceding the completion of the Spin-Off, the following persons were elected members of the HSNi Board of Directors: Michael C. Boyd, Patrick Bousquet-Chavanne, William Costello, James Follo, Mindy Grossman, Stephanie Kugelman and Arthur C. Martinez.  Two incumbent members of the HSNi Board of Directors at the time of the election of the members described above, Messrs. Gregory R. Blatt and Thomas J. McInerney, continue to serve as directors following the completion of the Spin-Off.

The sections of the Prospectus entitled “Management of HSNi—Directors,” “—Committees of the Board of Directors” and “Certain Relationships and Related Party Transactions —Spinco Agreement—Representation of Liberty on the Spinco Boards of Directors” and the third paragraph of the Prospectus entitled “Certain Relationships and Related Party Transactions—Certain Other Relationships and Related Person Transactions” are incorporated herein by reference.

HSNi Director Deferred Compensation Plan

On August 20, 2008, the HSNi Board of Directors and IAC, in its capacity as sole stockholder of HSNi, approved the HSN, Inc. Deferred Compensation Plan for Non-Employee Directors.   The section of the Prospectus entitled “Management of HSNi—Director Compensation” is incorporated herein by reference. The description set forth in such section is qualified by reference in its entirety to the full text of the plan; which is filed as Exhibit 10.11 to the Registration Statement.

Equity Awards to HSNi Directors

On August 20, 2008, the HSNi Board of Directors and IAC, in its capacity as sole stockholder of HSNi, approved the HSN, Inc. 2008 Stock and Annual Incentive Plan, (the “2008 Incentive Plan”), which became effective on August 20, 2008.  The 2008 Incentive Plan is filed as Exhibit 10.7 to this report on Form 8-K.  In connection with the Spin-Off, non-employee members of the HSNi Board of Directors (Messrs. Blatt, Boyd, Bousquet-Chavanne, Costello, Follo, Martinez and McInerney and Ms. Kugelman) were each awarded 7,930 HSNi restricted stock units under the 2008 Incentive Plan.

The sections of the Prospectus entitled “Management of HSNi—Director Compensation” and “Description of the Stock and Annual Incentive Plan” are incorporated herein by reference.

ITEM 5.03.       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 19, 2008, HSNi amended and restated its certificate of incorporation, effective as of that date.  The section of the Prospectus entitled “Description of Capital Stock of HSNi” and “Item 14.  Indemnification of Directors and Officers” of the Registration Statement, which include a description of the provisions of the amended and restated certificate of incorporation (the “Amended and Restated Charter”), are incorporated herein by reference.  This description is qualified by reference in its entirety to the full text of the Amended and Restated Charter, which is filed as Exhibit 3.1 to this report on Form 8-K.

On August 20, 2008, HSNi’s Board of Directors approved the amendment and restatement of HSNi’s by-laws, effective immediately prior to the Spin-Off.  The section of the Prospectus entitled “Description of Capital Stock of HSNi” and “Item 14.  Indemnification of Directors and Officers” of the Registration Statement, which include a description of the provisions of the amended and restated by-laws (the “Amended and Restated By-laws”), are incorporated herein by reference.  This description is qualified by reference in its entirety to the full text of the Amended and Restated By-laws, which are filed as Exhibit 3.2 to this report on Form 8-K.

ITEM 5.06.       CHANGE IN SHELL COMPANY STATUS.

Item 2.01 of this Form 8-K is incorporated herein by reference.  Following the transactions described in Item 2.01 of this report on Form 8-K, HSNi is no longer a shell company, as defined in Rule 12b-2 under the Securities Exchange Act of 1934.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

Item 1.01 of this report on Form 8-K is incorporated by reference.  The financial statements and pro forma financial information required to be filed under Item 9.01 of this report on Form 8-K are included in the Prospectus. The Exhibit Index filed herewith is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSNi, Inc.

By:	/s/ James P. Warner
Name:	James P. Warner
Title:	Executive Vice President and
General Counsel

Date:  August 25, 2008

EXHIBIT LIST

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of HSN, Inc.

3.2	Amended and Restated By-laws of HSN, Inc.

4.1	First Supplemental Indenture, dated as of August 20, 2008, between HSN, Inc., as Issuer, and The Bank of New York Mellon, as Trustee.

10.1	Separation and Distribution Agreement, dated as of August 20, 2008, by and among IAC/InterActiveCorp, HSN, Inc., Interval Leisure Group, Inc., Ticketmaster and Tree.com, Inc.

10.2	Tax Sharing Agreement, dated as of August 20, 2008, by and among IAC/InterActiveCorp, HSN, Inc., Interval Leisure Group, Inc., Ticketmaster and Tree.com, Inc.

10.3	Employee Matters Agreement, dated as of August 20, 2008, by and among IAC/InterActiveCorp, HSN, Inc., Interval Leisure Group, Inc., Ticketmaster and Tree.com, Inc.

10.4	Transition Services Agreement, dated as of August 20, 2008, by and among IAC/InterActiveCorp, HSN, Inc., Interval Leisure Group, Inc., Ticketmaster and Tree.com, Inc.

10.5	Registration Rights Agreement, dated as of August 20, 2008, among HSN, Inc., Liberty Media Corporation and Liberty USA Holdings, LLC.

10.6	Spinco Assignment and Assumption Agreement, dated as of August 20, 2008, among IAC/InterActiveCorp, HSN, Inc., Liberty Media Corporation and Liberty USA Holdings, LLC.

10.7	HSN, Inc. 2008 Stock and Annual Incentive Plan.